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                                                               ATTACHMENT II




                                 AMENDMENT TO
                         EMPLOYMENT AGREEMENT BETWEEN
                          K-V PHARMACEUTICAL COMPANY
                             AND MARC S. HERMELIN

    This Amendment to the Employment Agreement dated December 16, 1996 (the "Employee Agreement") by and between K-V Pharmaceutical Company ("Employer") and Marc S. Hermelin ("Employee") is hereby entered into as of the 2nd day of December, 1999.

    Whereas, Employer has deemed it desirable to provide funding assurances to Employee with respect to death benefits that shall be provided to the Employee in the event his employment should be terminated by reason of death;

    Whereas, Employer has deemed it on its best interest to fund the contingency with a split dollar insurance policy for life with a guaranteed return of premiums;

    Now Therefore, Employer hereby agrees with Employee that:

1. Section 4 of the Employment Agreement is hereby amended by adding the following paragraph at the end thereof to henceforth be read as paragraph

    (k): Notwithstanding anything to the contrary, in the event Employee dies during employment prior to retirement at age sixty-five or termination after a change in control prior to age sixty-five, proceeds from the $15 million split dollar insurance policies less premiums paid by K-V, shall be immediately paid to Employee's beneficiaries in lieu of the retirement benefits under paragraphs 6 and 7, except as otherwise provided in paragraph 4(k). Notwithstanding the foregoing, such payment shall in no way be construed so as to prevent or preclude the payment of life insurance benefits to the Employee's designated beneficiary or beneficiaries as defined in paragraph 5(a) and benefits under paragraphs 6 and 7 re-vest to Employee through age 65 on a cumulative basis at: Age 58-12%, 59-24%, 60-36%, 61-48%, 62-51%, 63-54%, 64-57%, 65-60%.

2. Except as amended hereby, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Employer and Employee have agreed to amend the Employment Agreement, as hereinabove provided, as of the date set forth above.


                                                  K-V PHARMACEUTICAL COMPANY

                                        Name: /s/ Gerald R. Mitchell
                                              ------------------------------
                                        Title: Vice President, Finance
                                              ------------------------------


                                              /s/ Marc S. Hermelin
                                              ------------------------------
                                                 Marc S. Hermelin